Prudential Institutional Liquidity Portfolio, Inc.

Supplement dated June 15, 2004
to Prospectus and Statement of
Additional Information dated
May 28, 2004


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The following hereby supplements the section of the
Statement of Additional Information (SAI) entitled
Purchase, Redemption and Pricing of Fund Shares:


In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their past profits or other available resources, and without additional cost to the Fund or its shareholders, to financial intermediaries, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," is in addition to the sales charges (including any Rule 12b-1 fees) and service fees paid by the Fund.

The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial intermediaries to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular intermediary. Any additional payments to such intermediaries are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to intermediaries for providing recordkeeping or otherwise facilitate the maintenance of shareholder accounts. In some circumstances, such payments may create an incentive for an intermediary to recommend or sell shares of the Fund to you. Please contact your financial service provider for details about revenue sharing payments it may receive.




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